Tactical Advantage ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 97.0%	Shares	Value
Communication Services Select Sector SPDR Fund	21,420	$1,834,837
Energy Select Sector SPDR Fund	20,360	1,855,814
First Trust NASDAQ Cybersecurity ETF	32,701	1,844,990
Invesco S&P 500 High Beta ETF	21,859	1,845,993
iShares 0-3 Month Treasury Bond ETF	13,056	1,314,870
iShares Preferred and Income Securities ETF	58,026	1,830,720
iShares Semiconductor ETF	3,165	780,584
iShares U.S. Medical Devices ETF	32,714	1,833,293
Real Estate Select Sector SPDR Fund	41,073	1,577,614
SPDR S&P Bank ETF	17,440	809,042
SPDR S&P Homebuilders ETF	7,804	788,828
Technology Select Sector SPDR Fund	9,230	2,088,103
Vanguard Health Care ETF	6,893	1,833,538
Vanguard Industrials ETF	7,818	1,838,950
Vanguard Mid-Cap ETF	3,268	791,183
Vanguard S&P 500 ETF	1,649	824,714
Vanguard Value ETF	11,468	1,839,582
TOTAL EXCHANGE TRADED FUNDS (Cost $25,141,774)		25,532,655

SHORT-TERM INVESTMENTS - 14.1%
Money Market Funds - 14.1%
First American Government Obligations Fund, Class X, 5.23%(a)	3,708,101	3,708,101
TOTAL SHORT-TERM INVESTMENTS (Cost $3,708,101)		3,708,101

TOTAL INVESTMENTS – 111.1% (Cost $28,849,875)		$29,240,756
Liabilities in Excess of Other Assets – (11.1)%		(2,917,008)
TOTAL NET ASSETS – 100.0%		$26,323,748

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Summary of Fair Value Exposure at June 30, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

● Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

● Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

● Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2024:

Tactical Advantage ETF	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$25,532,655	$—	$—	$25,532,655
Money Market Funds	3,708,101	—	—	3,708,101
Total Investments	$29,240,756	$—	$—	$29,240,756

Refer to the Schedule of Investments for additional information.